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                                                                     EXHBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 12, 2001 relating to the financial statements, which includes reference to other auditors and which appears in Burlington Resources Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000. We also consent to the references to us under the headings "Experts" in such Registration Statement.

                                       /s/ PRICEWATERHOUSECOOPERS LLP
                                       ------------------------------
                                       PRICEWATERHOUSECOOPERS LLP

Houston, Texas
May 24, 2001